Exhibit 10.6

THIRD AMENDED AND RESTATED SECURED TERM NOTE

FOR VALUE RECEIVED, eLEC COMMUNICATIONS CORP., a New York
corporation (the “Borrower”), hereby promises to pay to LAURUS MASTER FUND, LTD., c/o
M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street,
George Town, Grand Cayman, Cayman Islands, Fax: 345-949-8080 (the “Holder”) or its
registered assigns or successors in interest, on order, the sum of One Million Nine Hundred Sixty
Six Thousand Six Hundred Sixty Seven Dollars ($1,966,667), together with any accrued and unpaid interest hereon, on September 30, 2010 (the “Maturity Date”) if not sooner paid.

This Note amends and restates in its entirety (and is given in substitution for and not in satisfaction of) that certain $2,200,000 Second Amended and Restated Secured Term Note made by the Borrower in favor of Holder on September 7, 2007.

This Third Amended and Restated Secured Term Note (the “Note”) is intended to be a registered obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i) and the Borrower (or its agent) shall register this Note (and thereafter shall maintain such registration) as to both principal and any stated interest. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Borrower of this Note to the new holder or the issuance by the Borrower of a new instrument to the new holder, or (ii) transfer through a book entry system maintained by the Borrower (or its agent), within the meaning of Treasury Regulation
Section 1.871-14(c)(1)(i)(B).

Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of November 30, 2005 between the
Borrower and the Holder (as amended, modified or supplemented from time to time, the
“Purchase Agreement”).

The following terms shall apply to this Note:

ARTICLE I
INTEREST & AMORTIZATION

1.1 Interest Rate. Subject to Sections 3.2 and 4.6 hereof, interest payable on this Note shall accrue at a rate per annum (the “Interest Rate”) equal to the “prime rate”
published in The Wall Street Journal from time to time, plus two percent (2%). The prime rate shall be increased or decreased as the case may be for each increase or decrease in the prime rate in an amount equal to such increase or decrease in the prime rate; each change to be effective as of the day of the change in such rate. Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on November 1, 2007 and is payable on the first business day of each consecutive calendar month thereafter until the Maturity Date (and on the Maturity Date), whether by acceleration or otherwise (each, a “Repayment Date”).

1.2 Maturity Date. The principal amount outstanding under this Note, together with any accrued and unpaid interest to date on such amount plus any and all other amounts which are then owing under this Note, the Purchase Agreement or any other Related
Agreement but have not been paid, shall be due and payable on the Maturity Date.

ARTICLE II
REPAYMENT

2.1 Optional Redemption in Cash. The Borrower will have the option of prepaying this Note in whole or in part (“Optional Redemption”) by paying to the Holder a sum of money (the “Redemption Amount”) equal to the principal amount of this Note together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the
Holder arising under this Note, the Purchase Agreement or any Related Agreement outstanding on the Redemption Payment Date (as defined below). The Borrower shall deliver to the Holder a written notice of redemption (the “Notice of Redemption”) specifying the date for such
Optional Redemption (the “Redemption Payment Date”), which date shall be no more than ten
(10) business days after the date of the Notice of Redemption (the “Redemption Period”), and
the principal amount of this Note to be redeemed. On the Redemption Payment Date, the relevant Redemption Amount must be paid in good funds to the Holder. In the event the
Borrower fails to pay the relevant Redemption Amount on the Redemption Payment Date as set
forth herein, then such Redemption Notice will be null and void.

ARTICLE III
EVENTS OF DEFAULT

3.1 Events of Default. The occurrence of any of the following events set forth in subparagraphs (a) through (i), inclusive, is an “Event of Default”:

(a) Failure to Pay Principal, Interest or other Fees. The Borrower fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith, and in any such case, such failure shall continue for a period of three (3) days following the date upon which any such payment was due.

(b) Breach of Covenant. The Borrower breaches any covenant or any other term or condition of this Note or the Purchase Agreement in any material respect, or the
Borrower or any of its Subsidiaries breaches any covenant or any other term or condition of any
Related Agreement in any material respect and, in any such case, such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

(c) Breach of Representations and Warranties. Any representation or warranty made by the Borrower in this Note or the Purchase Agreement, or by the Borrower or any of its Subsidiaries in any Related Agreement, shall, in any such case, be false or misleading in any material respect on the date that such representation or warranty was made or deemed made.

(d) Receiver or Trustee. The Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a

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receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

(e) Judgments. Any money judgment, writ or similar final process shall be entered or filed against the Borrower or any of its Subsidiaries or any of their respective property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of sixty (60) days.

(f) Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors, voluntary or involuntary, shall be instituted by or against the Borrower or any of its
Subsidiaries and, only in the case of an involuntary case commenced against the Borrower or any of its Subsidiaries, the petition is not controverted within ten (10) days, or is not dismissed within sixty (60) days after commencement of the case, or the Borrower or any of its Subsidiaries shall
(i) become insolvent, cease operations, dissolve and/or terminate its business existence, (ii) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (iii) make a general assignment for the benefit of creditors or (iv) take any action for the purpose of effecting any of the foregoing.

(g) Stop Trade. An SEC stop trade order or Principal Market trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that the Borrower shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another
Principal Market within sixty (60) days of such notice. The “Principal Market” for the Common
Stock shall include the NASD OTC Bulletin Board, NASDAQ Capital Market, NASDAQ
National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock).

(h) Default Under Related Agreements or Other Agreements. (i) The
occurrence and continuance of any Event of Default under and as defined in the Purchase
Agreement or any Related Agreement or any event of default (or similar term) under any other indebtedness or (ii) an Event of Default shall occur under and as defined in the Securities
Purchase Agreement dated as of May 31, 2006 by and between the Company and the Holder (as amended, modified and/or supplemented from time to time, the “May 2006 Purchase
Agreement”) or any Related Agreement (as defined in the May 2006 Purchase Agreement);.

(i) The LV Agreements. An Event of Default shall occur under and as defined in (i) the Securities Purchase Agreement dated as of September 28, 2007 by and among the Company, the purchasers party thereto from time to time and LV Administrative
Services, LLC, as administrative and collateral agent for such purchasers (as amended, modified and/or supplemented from time to time, the “LV Purchase Agreement”) or (ii) any Related
Agreement (as defined in the LV Purchase Agreement), as each may be amended, restated, modified and/or supplemented from time to time; or

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(j) Change in Control. (i) Any “Person” or “group” (as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the date hereof) is or becomes the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange
Act), directly or indirectly, of 35% or more on a fully diluted basis of the then outstanding voting equity interest of the Borrower or (ii) the Board of Directors of the Borrower shall cease to consist of a majority of the Board of Directors of the Borrower on the date hereof (or directors appointed by a majority of the Board of Directors in effect immediately prior to such appointment).

3.2 Default Interest Rate. Following the occurrence and during the continuance of an Event of Default, the Borrower shall pay additional interest on this Note in an amount equal to one percent (1%) per month, and all outstanding obligations under this Note, including unpaid interest, shall continue to accrue such additional interest from the date of such
Event of Default until the date such Event of Default is cured or waived.

3.3 Default Payment. Following the occurrence and during the continuance of an Event of Default, the Holder, at its option, may demand repayment in full of all obligations and liabilities owing by Borrower to the Holder under this Note, the Purchase Agreement and/or any other Related Agreement and/or may elect, in addition to all rights and remedies of the
Holder under the Purchase Agreement and the other Related Agreements and all obligations and liabilities of the Borrower under the Purchase Agreement and the other Related Agreements, to require the Borrower to make a default payment (“Default Payment”). The Default Payment shall be 110% of the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder. The Default
Payment shall be applied first to any fees due and payable to the Holder pursuant to this Note, the Purchase Agreement, and/or the other Related Agreements, then to accrued and unpaid interest due on this Note and then to the outstanding principal balance of this Note. The Default
Payment shall be due and payable immediately on the date that the Holder has exercised its rights pursuant to this Section 4.3.

3.4 Cumulative Remedies. The remedies under this Note shall be cumulative.

ARTICLE IV
MISCELLANEOUS

4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the
Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2 Notices. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified,
(b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a

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nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at the address provided in the
Purchase Agreement executed in connection herewith, with a copy to Pryor Cashman LLP, 410
Park Avenue, New York, New York 10022, Attention: Eric M. Hellige, Esq., facsimile number
(212) 798-6380 and to the Holder at the address provided in the Purchase Agreement for such
Holder, with a copy to Portfolio Services 335 Madison Avenue, 10th Floor, New York, New
York 10017, facsimile number (212) 541-4434, or at such other address as the Borrower or the
Holder may designate by ten days advance written notice to the other parties hereto.

4.3 Amendment Provision. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument issued, as it may be amended or supplemented.

4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in full or in part at any time . This Note shall not be assigned by the Borrower without the consent of the Holder.

4.5 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the State of New York. Both parties and the individual signing this
Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the
Borrower in any other jurisdiction to collect on the Borrower’s obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

4.6 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

4.7 Security Interest and Guarantee. The Holder has been granted a security interest (i) in certain assets of the Borrower and its Subsidiaries as more fully described in the
Master Security Agreement dated as of February 8, 2005 and (ii) pursuant to the Stock Pledge
Agreement dated as of February 8, 2005. The obligations of the Borrower under this Note are

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guaranteed by certain Subsidiaries of the Borrower pursuant to the Subsidiary Guaranty dated as of February 8, 2005.

4.8 Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

4.9 Cost of Collection. If default is made in the payment of this Note, the
Borrower shall pay to Holder reasonable costs of collection, including reasonable attorney’s fees.

4.10 Business Day. If any Repayment Date is a Saturday, Sunday or a day on
which banking institutions in New York City are not required to be open for business (each, a
“Legal Holiday”), payment of any Monthly Amount due on such day may be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue in respect of such payment for the intervening period.

[Balance of page intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, the Borrower has caused this Third Amended and Restated
Note to be signed in its name effective as of this 28th day of September 2007.

eLEC COMMUNICATIONS CORP.

By: /s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

WITNESS:

/s/ Lauri Vertrees

SIGNATURE PAGE TO
THIRD AMENDED AND RESTATED
SECURED TERM NOTE